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                                                                     EXHIBIT 4.6


                        NRG SOUTH CENTRAL GENERATING LLC
                                      and
                            LOUISIANA GENERATING LLC


           $500,000,000 8.962% Series A Senior Secured Bonds due 2016 $300,000,000 9.479% Series B Senior Secured Bonds due 2024


                    EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

                                                                  March 30, 2000

CHASE SECURITIES INC.
LEHMAN BROTHERS INC.
On behalf of the Initial Purchasers
Named in Schedule 1 hereto


 Ladies and Gentlemen:

                  NRG South Central Generating LLC, a Delaware limited liability company (the "Issuer"), proposes to issue and sell to the Initial Purchasers named in Schedule 1 hereto (the "Initial Purchasers"), upon the terms and subject to the conditions set forth in a purchase agreement dated March 30, 2000 (the "Purchase Agreement"), between the Issuer, the Subsidiary Guarantor and the Initial Purchasers, $500,000,000 aggregate principal amount of its 8.962% Series A Senior Secured Bonds due 2016 and $300,000,000 aggregate principal amount of its 9.479% Series B Senior Secured Bonds due 2024 (the "Bonds"). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Purchase Agreement.

                  As an inducement to the Initial Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Initial Purchasers thereunder, the Issuer and the Subsidiary Guarantor (together with the Issuer, the "Registrants") agrees with the Initial Purchasers, for the benefit of the holders (including the Initial Purchasers) of the Bonds, the Exchange Bonds (as defined herein) and the Private Exchange Bonds (as defined herein) (collectively, the "Holders"), as follows:

                  1. Registered Exchange Offer. The Registrants shall use their reasonable best efforts to (i) prepare and file with the Commission a registration statement (the "Exchange Offer Registration Statement") on an appropriate form under the Securities Act with respect to a proposed offer to the Holders of the Bonds (the "Registered Exchange Offer") to issue
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                           and deliver to such Holders, in exchange for the
                           Bonds, a like aggregate principal amount of debt securities of the Issuer guaranteed by the Subsidiary Guarantor (the "Exchange Bonds") that are identical in all material respects to the Bonds, except for the transfer restrictions relating to the Bonds and the rights relating to this Agreement, (ii) use their reasonable best efforts to cause the Exchange Offer Registration Statement to become effective under the Securities Act no later than 270 days following the date of original issuance of the Bonds (the "Issue Date") and (iii) unless the Exchange Offer would not be permitted by applicable law, or the applicable interpretations of the Commission's staff, keep the Exchange Offer Registration Statement effective for not less than 30 days (or longer, if required by applicable law) after the date on which notice of the Registered Exchange Offer is mailed to the Holders (such period being called the "Exchange Offer Registration Period"). The Exchange Bonds will be issued under the Indenture or an indenture (the "Exchange Bonds Indenture") between the Registrants and the Bond Trustee or such other bank or trust company that is reasonably satisfactory to the Initial Purchasers, as trustee (the "Exchange Bonds Trustee").

                  Upon the effectiveness of the Exchange Offer Registration Statement, the Registrants shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Bonds for Exchange Bonds (assuming that such Holder
(a) is not an affiliate (as defined in Section 10(e) below) of any of the Registrants or of an Exchanging Dealer (as defined herein) not complying with the requirements of the next sentence, (b) is not an Initial Purchaser holding Bonds that have, or that are reasonably likely to have, the status of an unsold allotment in an initial distribution, (c) acquires the Exchange Bonds in the ordinary course of such Holder's business and (d) has no arrangements or understandings with any person to participate in the distribution of the Exchange Bonds) and to trade such Exchange Bonds from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States. The Registrants, the Initial Purchasers and each Exchanging Dealer acknowledge that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act, (i) each Holder that is a broker-dealer electing to exchange Bonds, acquired for its own account as a result of market-making activities or other trading activities, for Exchange Bonds (an "Exchanging Dealer"), is required to deliver a prospectus containing substantially the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of such prospectus in connection with a sale of any such Exchange Bonds received by such Exchanging Dealer pursuant to the Registered Exchange Offer and
(ii) if any Initial Purchaser elects to sell the Exchange Bonds acquired in exchange for Bonds constituting any portion of an unsold allotment, it is required to deliver a prospectus containing the information required by Items 507 and/or 508 of Regulation S-K under the Securities Act, as applicable, in connection with such a sale.


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                  If, prior to the consummation of the Registered Exchange
Offer, any Holder holds any Bonds acquired by it that have, or that are reasonably likely to be determined to have, the status of an unsold allotment in an initial distribution, or any Holder is not entitled to participate in the Registered Exchange Offer, the Issuer shall, upon the written request of any such Holder, simultaneously with the delivery of the Exchange Bonds in the Registered Exchange Offer, issue and deliver to any such Holder, in exchange for the Bonds held by such Holder (the "Private Exchange"), a like aggregate principal amount of debt securities of the Issuer guaranteed by the Subsidiary Guarantor (the "Private Exchange Bonds") that are identical in all material respects to the Exchange Bonds, except for the transfer restrictions relating to such Private Exchange Bonds. The Private Exchange Bonds will be issued under the same Indenture as the Exchange Bonds, and the Registrants shall use their reasonable best efforts to cause the Private Exchange Bonds to bear the same CUSIP number as the Exchange Bonds, upon resale of the Private Exchange Bonds pursuant to a registration statement declared by the Commission.

                  In connection with the Registered Exchange Offer, the Registrants shall:

                           (a) mail to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

                           (b) keep the Registered Exchange Offer open for not less than 30 days (or longer, if required by applicable law) after the date on which notice of the Registered Exchange Offer is mailed to the Holders;

                           (c) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York;

                           (d) permit Holders to withdraw tendered Bonds at any time prior to the close of business, New York City time, on the last business day on which the Registered Exchange Offer shall remain open; and

                           (e) otherwise comply in all respects with all laws that are applicable to the Registered Exchange Offer.

                  As soon as practicable after the close of the Registered Exchange Offer and any Private Exchange, as the case may be, the Registrants shall:

                           (a) accept for exchange all Bonds properly tendered and not validly withdrawn pursuant to the Registered Exchange Offer and the Private Exchange;

                           (b) deliver to the Bond Trustee for cancellation all Bonds so accepted for exchange; and

                           (c) cause the Bond Trustee or the Exchange Bonds Trustee, as the case may be, promptly to authenticate and deliver to each Holder who has properly tendered,


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         Exchange Bonds or Private Exchange Bonds, as the case may be, equal in principal amount to the Bonds of such Holder so accepted for exchange.

                  The Registrants shall use their reasonable best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein in order to permit such prospectus to be used by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Bonds; provided that (i) in the case where such prospectus and any amendment or supplement thereto must be delivered by an Exchanging Dealer, such period shall end on the earlier of 90 days from the date of the consummation of the Exchange Offer and the date on which all Exchanging Dealers have sold all Exchange Bonds held by them and (ii) the Registrants shall make such prospectus and any amendment or supplement thereto available to any broker-dealer for use in connection with any resale of any Exchange Bonds for a period of not less than 90 days after the consummation of the Registered Exchange Offer.

                  The Indenture or the Exchange Bonds Indenture, as the case may be, shall provide that the Bonds, the Exchange Bonds and the Private Exchange Bonds shall vote and consent together on all matters as one class and that none of the Bonds, the Exchange Bonds or the Private Exchange Bonds will have the right to vote or consent as a separate class on any matter.

                  Interest on each Exchange Bond and Private Exchange Bond issued pursuant to the Registered Exchange Offer and in the Private Exchange will accrue from the last interest payment date on which interest was paid on the Bonds surrendered in exchange therefor or, if no interest has been paid on the Bonds, from the Issue Date.

                  Each Holder participating in the Registered Exchange Offer shall be required to represent to the Issuer that at the time of the consummation of the Registered Exchange Offer (i) any Exchange Bonds received by such Holder will be acquired in the ordinary course of business, (ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Bonds or the Exchange Bonds within the meaning of the Securities Act and (iii) such Holder is not an affiliate of the Registrants or, if it is such an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

                  Notwithstanding any other provisions hereof, the Registrants will ensure that (i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not, as of the consummation of the Registered Exchange Offer, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the


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statements therein, in the light of the circumstances under which they were made, not misleading.

                  2. Shelf Registration. If (i) because of any change in law or applicable interpretations thereof by the Commission's staff the Registrants are not permitted to effect the Registered Exchange Offer as contemplated by Section 1 hereof, or (ii) any Bonds validly tendered pursuant to the Registered Exchange Offer are not exchanged for Exchange Bonds within 315 days after the Issue Date (unless the Exchange Offer is still in process), or (iii) any Initial Purchaser so requests with respect to Bonds or Private Exchange Bonds not eligible to be exchanged for Exchange Bonds in the Registered Exchange Offer and held by it following the consummation of the Registered Exchange Offer, or (iv) any applicable law or interpretations do not permit any Holder (other than an Initial Purchaser) to participate in the Registered Exchange Offer or (v) any Holder (other than an Initial Purchaser) that participates in the Registered Exchange Offer does not receive freely transferable Exchange Bonds in exchange for tendered Bonds, or
                           (vi) the Issuer so elects, then the following provisions shall apply:

                           (a) The Registrants shall use their reasonable best efforts to file as promptly as practicable with the Commission, and thereafter shall use their reasonable best efforts to cause to be declared effective, a shelf registration statement on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Bonds (as defined below) by the Holders thereof from time to time in accordance with the methods of distribution set forth in such registration statement (hereafter, a "Shelf Registration Statement" and, together with any Exchange Offer Registration Statement, a "Registration Statement").

                           (b) The Registrants shall use their reasonable best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus forming part thereof to be used by Holders of Transfer Restricted Bonds for a period ending on the earlier of
                                    (i) two years from the Issue Date or such shorter period that will terminate when all the Transfer Restricted Bonds covered by the Shelf Registration Statement have been sold pursuant thereto and (ii) the date on which the Bonds become eligible for resale without volume restrictions pursuant to Rule 144 under the Securities Act (in any such case, such period being called the "Shelf Registration Period"); provided that with respect to Exchange Bonds received by an Initial Purchaser in exchange for Bonds constituting any portion of an unsold allotment, the Issuer may, if permitted by current interpretations by the Commission's staff, file a post-


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                                    effective amendment to the Exchange Offer
                                    Registration Statement containing the
                                    information required by Regulation S-K Items
                                    507 and/or 508, as applicable, in
                                    satisfaction of its obligations under this
                                    Section 2 with respect thereto, and any such Exchange Offer Registration Statement, as so amended shall be referred to herein as, and governed by the provisions herein applicable to, a Shelf Registration Statement. The Registrants shall be deemed not to have used their reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if they voluntarily take any action that would result in Holders of Transfer Restricted Bonds covered thereby not being able to offer and sell such Transfer Restricted Bonds during that period, unless such action is (i) required by applicable law or (ii) such action is taken by the Issuer in good faith and for valid business reasons, including the acquisition or divestiture of assets.

                           (c) Notwithstanding any other provisions hereof, the Registrants will ensure that (i) any Shelf Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, (ii) any Shelf Registration Statement and any amendment thereto (in either case, other than with respect to information included therein in reliance upon or in conformity with written information furnished to the Registrants by or on behalf of any Holder specifically for use therein (the "Holders' Information")) does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Shelf Registration Statement, and any supplement to such prospectus (in either case, other than with respect to Holders' Information), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  3. Liquidated Damages. (a) The parties hereto agree that the Holders of Transfer Restricted Bonds will suffer damages if the Registrants fail to fulfill their obligations under Section 1 or Section 2, as applicable, and that it would not be feasible to ascertain the extent of such damages. Accordingly, if
                           (i) the Registered Exchange Offer is not consummated on or prior to 315 days (or if the 315th day is not a business day, the next business day following the 315th day) after the Issue Date or (ii) the Exchange Offer Registration Statement or the Shelf Registration


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                           Statement, as the case may be, is not declared
                           effective within 270 days (or, if the 270th day is not a business day, the next business day following the 270th day) after the Issue Date (or in the case of a Shelf Registration Statement required to be filed in response to a change in law or the applicable interpretations of the Commission's staff, if later, within 45 days (or if the 45th day is not a business day, the next business day following the 45th day) after publication of the change in law or interpretation), (iii) the Shelf Registration Statement is filed and declared effective within 270 days after the Issue Date (or in the case of a Shelf Registration Statement required to be filed in response to a change in law or the applicable interpretations of Commission's staff, if later, within 45 days after publication of the change in law or interpretation) but shall thereafter cease to be effective or usable (at any time that the Registrants are obligated to maintain the effectiveness thereof) without being succeeded within 45 days by an additional Registration Statement filed and declared effective (each such event referred to in clauses (i) through (iii), a "Registration Default"), the Registrants will be obligated to pay liquidated damages to each Holder of Transfer Restricted Bonds, during the period of one or more such Registration Defaults, in the form of additional interest (in addition to the interest otherwise payable with respect to the Transfer Restricted Bonds) at a rate of one half of one percent (0.50%) per annum, which additional interest shall be payable by the Registrants to each Holder of Transfer Restricted Bonds at the time, in the manner and subject to the same terms and conditions set forth in the Indenture and the Bonds, until (i) the Exchange Offer Registration Statement is declared effective and/or the Registered Exchange Offer is consummated, (ii) the Shelf Registration Statement is declared effective or (iii) the Shelf Registration Statement again becomes effective, as the case may be. Following the cure of all Registration Defaults, the accrual of liquidated damages will cease. As used herein, the term "Transfer Restricted Bonds" means
                           (i) each Bond until the date on which such Bond has been exchanged for a freely transferable Exchange Bond in the Registered Exchange Offer, (ii) each Bond or Private Exchange Bond until the date on which it has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iii) each Bond or Private Exchange Bond until the date on which it is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act. Notwithstanding anything to the contrary in this Section 3(a), the Registrants shall not be required to pay liquidated damages to a Holder of Transfer Restricted Bonds if such Holder failed to comply with its obligations to make the representations set forth in the second to last paragraph of Section 1, failed to provide the information required to be provided by it, if any, pursuant to Section 4(n) or failed to properly tender Bonds for Exchange Bonds in the Exchange Offer.


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                  (b)      The Registrants shall notify the Bond Trustee and the
                           Paying Agent under the Indenture immediately upon the happening of each and every Registration Default. The Registrants shall pay the liquidated damages due on the Transfer Restricted Bonds by depositing with the Paying Agent (which may not be the Issuer for these purposes), in trust, for the benefit of the Holders thereof, prior to 10:00 a.m., New York City time, on the next interest payment date specified by the Indenture and the Bonds, sums sufficient to pay the liquidated damages then due. The liquidated damages due shall be payable on each interest payment date specified by the Indenture and the Bonds to the record holder entitled to receive the interest payment to be made on such date. Each obligation to pay liquidated damages shall be deemed to accrue from and including the date of the applicable Registration Default.

                  (c) The parties hereto agree that the liquidated damages provided for in this Section 3 constitute a reasonable estimate of and are intended to constitute the sole damages that will be suffered by Holders of Transfer Restricted Bonds by reason of the failure of
                           (i) the Shelf Registration Statement to become or remain effective or (ii) the Exchange Offer Registration Statement to be declared effective and/or the Registered Exchange Offer to be consummated, in each case to the extent required by this Agreement.

         4. Registration Procedures. In connection with any Registration Statement, the following provisions shall apply:

                  (a) The Registrants shall (i) furnish to each Initial Purchaser, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and shall use their reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as any Initial Purchaser may reasonably propose; (ii) include information substantially similar to that set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of the prospectus forming a part of the Exchange Offer Registration Statement, and include information substantially similar to that set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; and (iii) if requested by any Initial


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                           Purchaser, include the information required by Items
                           507 or 508 of Regulation S-K, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement.

                  (b) The Registrants shall advise each Initial Purchaser, each Exchanging Dealer which has identified itself to the Issuer and provided the Issuer a facsimile number or address for notices and the Holders (if applicable in the case of a Shelf Registration Statement) and, if requested by any such person, confirm such advice in writing (which, if after the effectiveness of the Registration Statement, advice pursuant to clauses
                           (ii)(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

                           (i) when any Registration Statement and any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;

                           (ii) of any request by the Commission for amendments or supplements to any Registration Statement or the prospectus included therein or for additional information;

                           (iii) of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose;

                           (iv) of the receipt by the any of the Registrants of any notification with respect to the suspension of the qualification of the Bonds, the Exchange Bonds or the Private Exchange Bonds which are registered pursuant to such Registration Statement for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                           (v) of the happening of any event that requires the making of any changes in any Registration Statement or the prospectus included therein in order that the statements therein, in the case of the prospectus, in light of the circumstances under which they were made, are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the prospectus, in light of the circumstances under which they were made, not misleading.


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                  (c)      Subject to the last sentence of Section 2(b), the
                           Registrants will use its reasonable best efforts to obtain the withdrawal at the earliest possible time of any order suspending the effectiveness of any Registration Statement.

                  (d) The Registrants will furnish to each Holder of Transfer Restricted Bonds included within the coverage of any Shelf Registration Statement, without charge, at least one conformed copy of such Shelf Registration Statement and any posteffective amendment thereto, including financial statements and schedules and, if any such Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

                  (e) The Registrants will, during the Shelf Registration Period, promptly deliver to each Holder of Transfer Restricted Bonds included within the coverage of any Shelf Registration Statement, without charge, as many copies of the prospectus (including each preliminary prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Registrants consent to the use (in accordance with applicable law) of such prospectus or any amendment or supplement thereto by each of the selling Holders of Transfer Restricted Bonds in connection with the offer and sale of the Transfer Restricted Bonds covered by such prospectus or any amendment or supplement thereto.

                  (f) The Registrants will furnish to each Initial Purchaser and each Exchanging Dealer, without charge, at least one conformed copy of the Exchange Offer Registration Statement and any posteffective amendment thereto, including financial statements and schedules and, if any Initial Purchaser or Exchanging Dealer so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

                  (g) The Registrants will, during the Exchange Offer Registration Period or the Shelf Registration Period, as applicable, promptly deliver to each Initial Purchaser, each Exchanging Dealer and such other persons that are required by law to deliver a prospectus following the Registered Exchange Offer, or during the Shelf Registration Period, as applicable, without charge, as many copies of the final prospectus included in the Exchange Offer Registration Statement or the Shelf Registration Statement and any amendment or supplement thereto as such Initial Purchaser, Exchanging Dealer or other persons may reasonably request; and the Registrants


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
                           consent to the use (in accordance with applicable law) of such prospectus or any amendment or supplement thereto by any such Initial Purchaser, Exchanging Dealer or other persons, as applicable, as aforesaid.

                  (h) Prior to the effective date of any Registration Statement, the Registrants will use their reasonable best efforts to cooperate with the Holders of Bonds, Exchange Bonds or Private Exchange Bonds included therein and their respective counsel in connection with the registration or qualification of, such Bonds, Exchange Bonds or Private Exchange Bonds for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holder reasonably requests in writing and do any and all other acts or things necessary to enable the offer and sale in such jurisdictions of the Bonds, Exchange Bonds or Private Exchange Bonds covered by such Registration Statement; provided that the Registrants will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

                  (i) Unless the applicable securities shall be in book-entry only form, the Registrants will cooperate with the Holders of Bonds, Exchange Bonds or Private Exchange Bonds to facilitate the timely preparation and delivery of certificates representing Bonds, Exchange Bonds or Private Exchange Bonds issued or sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders thereof may request in writing prior to sales of Bonds, Exchange Bonds or Private Exchange Bonds pursuant to such Registration Statement.

                  (j) Subject to the last sentence of Section 2(b), after effectiveness of a Registration Statement, if any event contemplated by Section 4(b)(ii) through (v) occurs during the period for which the Registrants are required to maintain the effectiveness of such Registration Statement, the Registrants will promptly prepare and file with the Commission a posteffective amendment to the Registration Statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to purchasers of the Bonds, Exchange Bonds or Private Exchange Bonds from a Holder, the prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (k) Not later than the effective date of the applicable Registration Statement, the Registrants will provide a CUSIP number for the Bonds, the Exchange Bonds and the Private Exchange Bonds, as the case may be, and provide the applicable trustee with printed certificates for the Bonds, the Exchange Bonds or the Private Exchange Bonds, as the case may be, in a form eligible for deposit with The Depository Trust Issuer.

                  (l) The Issuer will comply with all applicable rules and regulations of the Commission and will make generally available to its security holders as soon as practicable after the effective date of the applicable Registration Statement an earning statement satisfying the provisions of Section 11(a) of the Securities Act.

                  (m) The Registrants will cause the Indenture or the Exchange Bonds Indenture, as applicable, to be qualified under the Trust Indenture Act as required by applicable law in a timely manner.

                  (n) The Issuer may require each Holder of Transfer Restricted Bonds to be registered pursuant to any Shelf Registration Statement to furnish to the Issuer such information (including supplements thereto) concerning the Holder and the distribution of such Transfer Restricted Bonds as the Registrants may from time to time reasonably require for inclusion in such Shelf Registration Statement, and the Issuer may exclude from such registration the Transfer Restricted Bonds of any Holder that fails to furnish such information (including supplements thereto) within a reasonable time after receiving such request.

                  (o) In the case of a Shelf Registration Statement, each Holder of Transfer Restricted Bonds to be registered pursuant thereto agrees that, upon receipt of any notice from the Registrants pursuant to Section 4(b)(ii) through (v), such Holder will discontinue disposition of such Transfer Restricted Bonds until such Holder's receipt of copies of the supplemental or amended prospectus contemplated by Section 4(j) or until advised in writing (the "Advice") by the Issuer that the use of the applicable prospectus may be resumed. If the Registrants shall give any notice under Section 4(b)(ii) through (v) during the period that the Registrants are required to maintain an effective Registration Statement (the "Effectiveness Period"), such Effectiveness Period shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of Transfer Restricted Bonds covered by such Registration Statement shall have received (x) the copies of the supplemental or amended prospectus contemplated by Section 4(j) (if an amended or supplemental prospectus is required) or (y) the Advice (if no amended or supplemental prospectus is required).

                  (p) In the case of a Shelf Registration Statement, the Registrants shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as Holders of a majority in aggregate principal amount of the Bonds, Exchange Bonds and Private Exchange Bonds being sold or the managing underwriters (if any) shall reasonably request in order to facilitate any disposition of Bonds, Exchange Bonds or Private Exchange Bonds pursuant to such Shelf Registration Statement.

                  (q) In the case of a Shelf Registration Statement, the Registrants shall (i) make reasonably available for inspection by a representative of, and Special Counsel (as defined below) acting for, Holders of a majority in aggregate principal amount of the Bonds, Exchange Bonds and Private Exchange Bonds being sold pursuant to such Shelf Registration Statement and any underwriter participating in any disposition of Bonds, Exchange Bonds or Private Exchange Bonds pursuant to such Shelf Registration Statement, all relevant financial and other records, pertinent corporate documents and properties of the Registrants and their subsidiaries and (ii) use their reasonable best efforts to have their officers, directors, employees, accountants and counsel supply all relevant information reasonably requested by such representative, Special Counsel or any such underwriter (an "Inspector") in connection with such Shelf Registration Statement; provided, however, that any information that is designated in writing by the Issuer, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Holders or any such Inspector.

                  (r) In the case of a Shelf Registration Statement, the Registrants shall, if requested by Holders of a majority in aggregate principal amount of the Bonds, Exchange Bonds and Private Exchange Bonds being sold pursuant to such Shelf Registration Statement, their Special Counsel or the managing underwriters (if any) in connection with such Shelf Registration Statement, use their reasonable best efforts to cause (i) their counsel to deliver an opinion relating to the Shelf Registration Statement and the Bonds, Exchange Bonds or Private Exchange Bonds being registered, as applicable, in customary form, (ii) their officers to execute and deliver all customary documents and certificates reasonably requested by Holders of a majority in aggregate principal amount of the Bonds, Exchange Bonds and Private Exchange Bonds being sold pursuant to such Shelf Registration Statement, their Special Counsel or the managing underwriters (if any) and (iii) their independent public accountants to provide a comfort letter or letters in customary form, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

                  5. Registration Expenses. The Registrants will bear all expenses incurred in connection with the performance of their obligations under Sections 1, 2, 3 and 4 and the Registrants will reimburse the Initial Purchasers and the Holders for the reasonable fees and disbursements of one firm of attorneys chosen by the Holders of a majority in aggregate principal amount of the Bonds, the Exchange Bonds and the Private Exchange Bonds to be sold pursuant to a Shelf Registration Statement (the "Special Counsel") acting for the Initial Purchasers or Holders in connection therewith.

                  6. Indemnification. (a) In the event of a Shelf Registration Statement or in connection with any prospectus delivery pursuant to an Exchange Offer Registration Statement by an Initial Purchaser or Exchanging Dealer, as applicable, the Registrants shall indemnify and hold harmless each Holder (including, without limitation, any such Initial Purchaser or Exchanging Dealer), its affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 6 and
                           Section 7 as a Holder) from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, without limitation, any loss, claim, damage, liability or action relating to purchases and sales of Bonds, Exchange Bonds or Private Exchange Bonds), to which that Holder may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or any prospectus forming part thereof or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Holder promptly upon demand for any legal or other expenses reasonably incurred by that Holder in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Registrants shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with any Holders' Information; and provided, further, that with respect to any such untrue statement in or omission from any related prospectus, the indemnity agreement contained in this
                           Section 6(a) shall not inure to the benefit of any Holder from whom the person asserting any such loss, claim, damage, liability or action received Bonds, Exchange Bonds or Private Exchange Bonds to the extent that such loss, claim, damage, liability or action of or with respect to such Holder results from the fact that both (A) a copy of the final prospectus or any amendment or supplement thereto was not sent or given to such person at or prior to the written confirmation of the sale of such Bonds, Exchange Bonds or Private Exchange Bonds to such person and
                           (B) the untrue statement in or omission from the related prospectus was corrected in such final prospectus as so amended or supplemented unless, in either case, such failure to deliver such final prospectus as so amended of supplemented was a result of non-compliance by the Registrants with Section 4(e) or 4(g).

                           (b) In the event of a Shelf Registration Statement or in connection with any prospectus delivered pursuant to an Exchange Offer Registration Statement by an Initial Purchaser of an Exchanging Dealer, each Holder or such Initial Purchaser or Exchanging Dealer shall indemnify and hold harmless the Registrants, their affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls the Registrants within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 6(b) and Section 7 as the Issuer), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Registrants may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or any prospectus forming part thereof or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with, in the case of any Holder, any Holders' Information furnished to the Registrants by such Holder and, in the case of an Initial Purchaser or Exchanging Dealer, any information furnished to the Registrants by any Initial Purchaser or Exchanging Dealer for use in the Exchange Offer Registration Statement, and shall reimburse the Registrants for any legal or other expenses reasonably incurred by the Registrants in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that no such Holder shall be liable for any indemnity claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Bonds, Exchange Bonds or Private Exchange Bonds pursuant to such Shelf Registration Statement.

                           (c) Promptly after receipt by an indemnified party under this Section 6 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to Section 6(a) or 6(b), notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this
                                    Section 6. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than the reasonable costs of investigation; provided, however, that an indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based upon advice of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 6(a) and 6(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent, but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  7.       Contribution. If the indemnification provided for in
                           Section 6 is unavailable or insufficient to hold harmless an indemnified party under Section 6(a) or 6(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Registrants from the offering and sale of the Bonds, on the one hand, and a Holder, Initial Purchaser or Exchange Dealer with respect to the sale by such Holder, Initial Purchaser or Exchange Dealer of Bonds, Exchange Bonds or Private Exchange Bonds, on the other, or (ii) if the allocation provided by clause
                           (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Registrants on the one hand and such Holder, Initial Purchaser or Exchange Dealer on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Registrants on the one hand and a Holder on the other with respect to such offering and such sale shall be deemed to be in the same proportion as the total net proceeds from the offering of the Bonds (before deducting expenses) received by or on behalf of the Registrants, on the one hand, bear to the total proceeds received by such Holder, Initial Purchaser or Exchange Dealer with respect to its sale of Bonds, Exchange Bonds or Private Exchange Bonds on the other. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to the Registrants or information supplied by the Registrants on the one hand or to any Holders' Information supplied by such Holder or information furnished by such Initial Purchaser or Exchange Dealer, on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 7 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this
                           Section 7 shall be deemed to include, for purposes of this Section 7, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend or appearing as a third party witness in connection with any such action or claim. Notwithstanding the provisions of this Section 7, an indemnifying party that is a Holder of Bonds, Exchange Bonds or Private Exchange Bonds shall not be required to contribute any amount in excess of the amount by which the total price at which the Bonds, Exchange Bonds or Private Exchange Bonds sold by such indemnifying party to any purchaser exceeds the amount of any damages which such indemnifying party has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  8. Rules 144 and 144A. The Registrants shall use their reasonable best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Registrants are not required to file such reports, they will, upon the written request of any Holder of Transfer Restricted Bonds, make available to such Holder information that is necessary to permit sales of such Holder's securities pursuant to Rules 144 and 144A. The Registrants covenant that they will use their reasonable best efforts to take such further action as any Holder of Transfer Restricted Bonds may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Bonds without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including, without limitation, the requirements of Rule 144A(d)(4)). Upon the written request of any Holder of Transfer Restricted Bonds, the Registrants shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 8 shall be deemed to require the Registrants to register any of their securities pursuant to the Exchange Act.

                  9. Underwritten Registrations. If any of the Transfer Restricted Bonds covered by any Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Bonds included in such offering, subject to the consent of the Registrants, and such Holders shall be responsible for all underwriting commissions and discounts in connection therewith.

                  No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Bonds on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

                  10. Miscellaneous. (a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Registrants have obtained the written consent of Holders of a majority in aggregate principal amount of the Bonds, the Exchange Bonds and the Private Exchange Bonds, taken as a single class. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Bonds, Exchange Bonds or Private Exchange Bonds are being sold pursuant to a Registration Statement or to Holders of Transfer Restricted Bonds and that does not directly or indirectly affect the rights of other Holders may be given by Holders of a majority in aggregate principal amount of the Bonds, the Exchange Bonds and the Private Exchange Bonds being sold by such Holders pursuant to such Registration Statement or Holders of Transfer Restricted Bonds, as the case may be.

                           (b)      Notices. All notices and other
                                    communications provided for or permitted hereunder shall be made in writing by hand delivery, first class mail, telecopier or air courier guaranteeing next-day delivery:

                                    (1)      if to a Holder, at the most current
                                             address given by such Holder to the
                                             Registrants in accordance with the
                                             provisions of this Section 10(b),
                                             which address initially is, with
                                             respect to each Holder, the address
                                             of such Holder maintained by the
                                             Registrar under the Indenture, with
                                             a copy in like manner to Chase
                                             Securities Inc. and Lehman Brothers
                                             Inc.;

                                    (2)      if to an Initial Purchaser,
                                             initially at its address set forth
                                             in the Purchase Agreement; and

                                    (3)      if to the Registrants, initially at
                                             the addresses of each Registrant
                                             set forth in the Purchase
                                             Agreement.

                  All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one business day after being delivered to a next day air courier; five business days after being deposited in the mail; and when receipt is acknowledged by the recipient's telecopier machine, if sent by telecopier.

                           (c) Successors And Assigns. This Agreement shall be binding upon the Registrants and its successors and assigns.

                           (d)      Counterparts. This Agreement may be
                                    executed in any number of counterparts
                                    (which may be delivered in original form or by telecopier) and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                           (e) Definition of Terms. For purposes of this Agreement, (a) the term "business day" means any day on which the New York Stock Exchange, Inc. is open for trading, (b) the term "subsidiary" has the meaning set forth in Rule 405 under the Securities Act and (c) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act.

                           (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                           (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to the conflict of law rules thereof.

                           (h) Remedies. In the event of a breach by any of the Registrants or by any Holder of any of their obligations under this Agreement, each Holder or each of the Registrants, as the case may be, in addition to being entitled to exercise all rights granted by law, including recovery of damages (other than the recovery of damages for a breach by the Registrants of its obligations under Sections 1 or 2 hereof for which liquidated damages have been paid pursuant to Section 3 hereof), will be entitled to specific performance of its rights under this Agreement. Each Registrant and each Holder agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

                           (i) No Inconsistent Agreements. Each Registrant represents, warrants and agrees that (i) it has not entered into, shall not, on or after the date of this Agreement, enter into any agreement that conflicts with the provisions hereof, (ii) it has not previously entered into any agreement which remains in effect granting any registration rights with respect to any of its debt securities to any person and (iii) without limiting the generality of the foregoing, without the written consent of the Holders of a majority in aggregate principal amount of the then outstanding Transfer Restricted Bonds, it shall not grant to any person the right to request the Registrants to register any debt securities of the Issuer under the Securities Act unless the rights so granted are not in conflict or inconsistent with the provisions of this Agreement.

                           (j) Severability. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                  Please confirm that the foregoing correctly sets forth the agreement among the Registrants and the Initial Purchasers.

                                      Very truly yours,

                                      NRG SOUTH CENTRAL GENERATING LLC


                                      By: /s/ Craig A. Mataczynski
                                          --------------------------------
                                          Name:  Craig A. Mataczynski
                                          Title: President


                                      LOUISIANA GENERATING  LLC


                                      By: /s/ Craig A. Mataczynski
                                          --------------------------------
                                          Name: Craig A. Mataczynski
                                          Title: Vice President

Accepted on behalf of each of the Initial Purchasers:

CHASE SECURITIES INC.


By  /s/ Christopher Lowe
    ----------------------------
        Authorized Signatory
        Christopher Lowe, Vice President


LEHMAN BROTHERS INC.


 By  /s/ Illegible
     ---------------------------
        Authorized Signatory

                                   SCHEDULE 1


                                                   Principal Amount
         Initial Purchasers                        of Series A Bonds
         ------------------                        -----------------
         Chase Securities Inc.                       $275,000,000
         Lehman Brothers Inc.                        $175,000,000
         Credit Suisse First Boston Corporation      $ 25,000,000
         Salomon Smith Barney Inc.                   $ 25,000,000
                                                     ------------
                    Total                            $500,000,000


                                                    Principal Amount
         Initial Purchasers                         of Series B Bonds
         ------------------                         -----------------
         Chase Securities Inc.                        $165,000,000
         Lehman Brothers Inc.                         $105,000,000
         Credit Suisse First Boston Corporation       $ 15,000,000
         Salomon Smith Barney Inc.                    $ 15,000,000
                                                      ------------
                  Total                               $300,000,000

                                                                         ANNEX A

                  Each brokerdealer that receives Exchange Bonds for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Bonds. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a brokerdealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Bonds received in exchange for Bonds where such Bonds were acquired by such brokerdealer as a result of marketmaking activities or other trading activities. The Registrants have agreed that, for a period of 90 days after the Expiration Date (as defined herein), it will make this Prospectus available to any brokerdealer for use in connection with any such resale. See "Plan of Distribution."

                                                                         ANNEX B

                  Each brokerdealer that receives Exchange Bonds for its own account in exchange for Bonds, where such Bonds were acquired by such brokerdealer as a result of marketmaking activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Bonds. See "Plan of Distribution."

                                                                         ANNEX C

                              PLAN OF DISTRIBUTION


                  Each brokerdealer that receives Exchange Bonds for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Bonds. This Prospectus, as it may be amended or supplemented from time to time, may be used by a brokerdealer in connection with resales of Exchange Bonds received in exchange for Bonds where such Bonds were acquired as a result of marketmaking activities or other trading activities. The Registrants have agreed that, for a period of 90 days after the Expiration Date, it will make this prospectus, as amended or supplemented, available to any brokerdealer for use in connection with any such resale. In addition, until_______________, 2000, all dealers effecting transactions in the Exchange Bonds may be required to deliver a prospectus.

                  The Registrants will not receive any proceeds from any sale of Exchange Bonds by broker-dealers. Exchange Bonds received by brokerdealers for their own account pursuant to the Registered Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Bonds or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such brokerdealer or the purchasers of any such Exchange Bonds. Any broker-dealer that resells Exchange Bonds that were received by it for its own account pursuant to the Registered Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Bonds may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of Exchange Bonds and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a brokerdealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                  For a period of 90 days after the Expiration Date the Issuer will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any brokerdealer that requests such documents in the Letter of Transmittal. The Issuer has agreed to pay all expenses incident to the Registered Exchange Offer (including the expenses of one counsel for the Holders of the Bonds) other than commissions or concessions of any brokerdealers and will indemnify the Holders of the Bonds (including any brokerdealers) against certain liabilities, including liabilities under the Securities Act.

                                                                         ANNEX D


         - CHECK HERE IF YOU ARE A BROKERDEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

                          Name: _________________________________
                          Address: ______________________________
                                   ______________________________


If the undersigned is not a brokerdealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Bonds. If the undersigned is a brokerdealer that will receive Exchange Bonds for its own account in exchange for Bonds that were acquired as a result of marketmaking activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Bonds; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.